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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement on Form S-3 (Registration No. 333-107996) of our report dated March 25, 2003 relating to the financial statements, which appear in Pride International, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002. We also consent to the reference to us under the headings "Experts" and "Independent Accountants" in such Registration Statement.

                                               /s/ PricewaterhouseCoopers LLP

Houston, Texas
October 23, 2003